February 5, 1997

Hilliard Lyons Growth Fund

Dear Shareholder:

  We are pleased to report that 1996 was a year of substantial growth for the Hilliard Lyons Growth Fund. The Fund's net asset value appreciated by 20% in 1996 and has increased by more than 50% over the past two calendar years. One of our goals is to achieve annualized growth of 15% or more over the long term. These results will certainly help us in the pursuit of this objective.

  We fell short of achieving a second objective, which is to have performance which exceeds the Standard & Poor's 500 Index. It advanced by 22.96% for the year. Surpassing the Standard & Poor's 500 Index has proven to be a formidable challenge which most money managers have failed to meet. In today's market climate there are some very good reasons for this which we will discuss below. Nevertheless, markets change and this objective remains a fundamental one for us. We believe it is achievable in a full cycle of up and down markets.

  There were important developments in 1996 which we believe will be quite helpful to our long-term performance. In April, shareholders voted to change the Fund from a diversified investment company to one that is non-diversified. This will allow us to concentrate our capital in our best ideas. At the third quarter Board of Directors meeting it was announced that Fund expenses would be capped at 1.30% each year, a reduction from 1.75%. The benefits from this change are clear and immediate. Lastly, our research team, which produces ideas for the Fund, is deeper than ever before. We expect this to translate directly into decision making that will help us reach our goals.

1996

  As mentioned above, most funds had a difficult time matching the performance of the Standard & Poor's 500 Index in 1996. In our view, special characteristics of today's climate help explain much of this shortfall. The past two years have seen continuous and substantial inflows of cash into common stock mutual funds. One result has been stock prices rising at a rate far above what may be expected over the long run. An index, such as the Standard & Poor's 500, is by definition 100% invested. For reasons such as timing differences on sales and purchases or inflows of new money, mutual funds almost always carry uninvested cash which is placed in money market instruments at low interest rates. This cash is a drag in a bull market. In 1996, big companies, such as those in the Standard & Poor's 500, meaningfully outperformed medium sized and smaller companies. Undoubtedly, the huge flows of money into equity mutual funds, $222 billion for the year, place size restrictions on those companies which can be considered for investment. This may well explain the outperformance by the biggest companies. This phenomenon may also lead to a situation where such companies are more richly priced than the market as a whole. In addition to these factors, an index incurs no expenses whereas managed funds do.

  The various factors just mentioned explain the gap between the Standard & Poor's 500 performance and that of the Hilliard Lyons Growth Fund. In fact, measuring the stocks alone, our companies outperformed the index by more than 1%. Three Fund holdings substantially outperformed--Synovus, Dover, and Walgreen. On the other hand, in keeping with the character of the market this year, the Fund's medium size and smaller companies moved modestly higher but did not keep up with the market in general. Performance competition has reached an intensity level greater than we can recall. There is pressure on fund managers to keep up with the averages and each other, and many are hounded into taking actions driven by short term considerations. There is much of what is called "momentum" investing in which managers focus on companies whose short term earnings prospects are the brightest. The reinforcing nature of investing and the competition has led to inordinate popularity in fairly narrow sectors of the market. Valuations in these sectors have become quite rich. Our investment style includes paying careful attention to price, and we have stayed out of some of the market's hottest areas. We are pleased to have achieved strong progress in the Fund while maintaining a discipline which will be crucial when the market climate is not so fair.

OUTLOOK

  There are many market observers who fret that stock prices are simply too high and that we are due a fall. While we are well aware of the rich evaluations, we are not especially daunted by today's price levels. The greatest risk to the sock market, in our view, is not its price level. The unheralded but best friend to stock prices has been the predictable way in which the important economic variables have behaved. The inflation rate, interest rates, and demand for goods and services for several years have been favorable and, more to the point, have predictably fluctuated in narrow ranges. Consider this. It can take as long as four years from start to finish to get a greenfield paper mill up and running. How does one budget debt cost, the inflation rate, or product demand four years out? Likewise, the success of a major acquisition is quite dependent on forecasting key variables accurately for extended periods. John Wooden, perhaps the greatest college basketball coach ever, once said "Do not let what you cannot do interfere with what you can do." Companies have been free to concentrate on what they know instead of grappling with big picture economics that serve only as a distraction. It is hard to overestimate how much the benign macroeconomic climate has aided businesses in performing accurate long range planning and taking bold actions to improve their profits. Watch the key economic variables for wider swings. Risk in the market lies there, not in whether today's prices are too high.

  We are grateful for your continued support. We are major shareholders ourselves, and we are committed to executing strategies which provide you with superior returns.

  Sincerely,

  /s/ DONALD F. KOHLER                         /s/ SAMUEL C. HARVEY
  DONALD F. KOHLER                             SAMUEL C. HARVEY
  Chairman                                     President


            Comparison of Change in Value of $10,000 Investment in
               HILLIARD LYONS GROWTH FUND, INC. AND THE S&P 500
                  February 1, 1992 through December 31, 1996

                      ----------------------------------
                         AVERAGE ANNUAL TOTAL RETURN*
                      ----------------------------------
                          1 Year     Since Inception
                      ----------------------------------
                          14.31%          11.36%
                      ----------------------------------
* Returns have been reduced by the maximum sales charge of 4.75%.

                       [PERFORMANCE GRAPH APPEARS HERE]



                             [PLOT POINTS TO COME]



Past performance is not predictive of future performance.
* Annualized for the period 2-1-92 through 12-31-92.

                        HILLIARD LYONS GROWTH FUND, INC.
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1996

COMMON STOCKS -- 90.3%
--------------------------------------------------------------------------------

                                                                        Market
 Shares  Company                                              Cost      Value
 ------  -------                                              ----      ------
      CAPITAL GOODS -- 18.3%
      ----------------------------------------------------------------------
 33,000  Dover Corp. ...................................   $  928,470 $1,658,250
 14,000  General Electric Co. ..........................      565,278  1,384,250
 16,800  Hubbell Inc. CL B .............................      408,960    726,600
 38,000* Lydall Inc. ...................................      883,730    855,000
 30,000  Nordson Corp. .................................    1,596,313  1,912,500
                                                           ---------- ----------
                                                            4,382,751  6,536,600
      CONSUMER DURABLE -- 4.7%
      ----------------------------------------------------------------------
 49,500  Donaldson Inc. ................................    1,290,682  1,658,250
                                                           ---------- ----------
                                                            1,290,682  1,658,250
      CONSUMER NON-DURABLE -- 10.8%
      ----------------------------------------------------------------------
 32,500* Bush Boake Allen Inc. .........................      875,824    865,313
  5,500  CPC International Inc. ........................      230,542    426,250
 14,000  International Flavors & Fragrances ............      477,681    630,000
 48,000  PepsiCo Inc. ..................................      886,525  1,404,000
  5,000  Procter & Gamble Co. ..........................      241,409    537,500
                                                           ---------- ----------
                                                            2,711,981  3,863,063
      FINANCIAL -- 34.8%
      ----------------------------------------------------------------------
 18,000  American International Group Inc. .............      869,512  1,948,500
     23* Berkshire Hathaway Inc. .......................      208,980    784,300
 76,000  Cincinnati Financial Corp. ....................    4,205,899  4,930,500
 12,000  Federal Home Loan Mortgage Corp. ..............      554,652  1,321,500
 11,000  Fifth Third Bancorp ...........................      374,000    690,938
 67,250  Synovus Financial Corp. .......................      853,711  2,160,406
 10,000  Wachovia Corp. ................................      364,350    565,000
                                                           ---------- ----------
                                                            7,431,104 12,401,144


                       See notes to financial statements.

                        HILLIARD LYONS GROWTH FUND, INC.
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1996

                                                                        Market
 Shares Company                                              Cost       Value
 ------ -------                                              ----       ------
      HEALTH CARE -- 8.7%
      ----------------------------------------------------------------------

 38,500 Allergan Inc. .................................       926,295  1,371,562
 35,000 Johnson & Johnson..............................       721,314  1,741,250
                                                          ----------- ----------
                                                            1,647,609  3,112,812
      RETAIL & SERVICES -- 10.3%
      ----------------------------------------------------------------------

 26,500 Brady WH Co. CL A..............................       484,125    652,562
 12,000 Gannett Inc. ..................................       654,720    898,500
  3,000 May Department Stores Co. .....................        74,260    140,250
 49,000 Walgreen Co. ..................................       880,347  1,960,000
                                                          ----------- ----------
                                                            2,093,452  3,651,312
      UTILITY -- 2.7%
      ----------------------------------------------------------------------

 30,500 Century Telephone Enterprises .................       967,268    941,688
                                                          ----------- ----------
                                                              967,268    941,688
        TOTAL COMMON STOCKS............................   $20,524,847 32,164,869

U.S. GOVERNMENT AGENCY OBLIGATIONS -- 9.6%
--------------------------------------------------------------------------------

 Principal                                        Purchase Maturity   Market
   Amount   Description                            Yield     Date      Value
 ---------- -----------                           -------- -------- -----------
 $3,410,000 Federal Home Loan Bank ............    5.324%  01/02/97   3,409,503
                                                                    -----------
            TOTAL U. S. GOVERNMENT AGENCY
            OBLIGATIONS (COST -- $3,409,503)...                       3,409,503
                                                                    -----------
            TOTAL INVESTMENTS (COST --
             $23,934,350) (99.9%)..............                     $35,574,372
                                                                    ===========

The percentage shown for each investment category is the total value of that category as a percentage of the total net assets of the Fund.

*Non-income producing security.

                       See notes to financial statements.

                        HILLIARD LYONS GROWTH FUND, INC.
                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1996

ASSETS:
Investments at market value:
 Common stocks (cost $20,524,847)................................  $32,164,869
 U.S. Government Agency Obligations at value (amortized cost
  $3,409,503)....................................................    3,409,503
                                                                  ------------
  Total investments..............................................   35,574,372
Cash.............................................................        3,325
Receivables:
 Dividends.......................................................       73,490
 Shares sold.....................................................       81,659
Deferred organizational expenses -- Note A.......................          384
Prepaid expenses.................................................        1,439
                                                                  ------------
  Total Assets...................................................  $35,734,669
                                                                  ============
LIABILITIES:
Payables:
 Dividends payable...............................................  $    32,560
 Shares redeemed.................................................       21,623
 Organizational expenses -- Note A...............................          384
Accrued expenses.................................................       52,575
                                                                  ------------
  Total Liabilities..............................................      107,142
                                                                  ------------
CAPITAL:
Common stock ($.001 par value; 150,000,000 shares authorized and
 1,552,338 shares issued and outstanding)........................        1,553
Paid-in surplus..................................................   23,987,528
Net unrealized appreciation on investments.......................   11,640,022
Distributions in excess of net investment income -- Note A....... (      1,576)
                                                                  ------------
  Total Capital (Net Assets) (equivalent to $22.95 per share)....   35,627,527
                                                                  ------------
  Total Liabilities and Capital..................................  $35,734,669
                                                                  ============


                       See notes to financial statements.

                        HILLIARD LYONS GROWTH FUND, INC.
                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1996

INVESTMENT INCOME:
  Dividends........................................................  $ 454,512
  Interest.........................................................    212,293
                                                                    ----------
    Total investment income........................................    666,805
EXPENSES:
  Management fees -- Note B........................................    255,228
  Custodian fees...................................................     48,480
  12b-1 expenses -- Note B.........................................     42,436
  Audit fees.......................................................     36,755
  Transfer Agent fees..............................................     27,770
  Directors' fees..................................................     24,390
  Organizational expenses -- Note A................................     23,307
  Shareholder reports..............................................     19,405
  Legal fees.......................................................     17,390
  Insurance expense................................................     15,171
  Filing fees......................................................     10,080
  Trade Association................................................      1,759
                                                                    ----------
                                                                       522,171
  Waiver of management fee by Adviser -- Note B.................... (   19,678)
                                                                    ----------
    Total expenses.................................................    502,493
                                                                    ----------
      Net investment income........................................    164,312
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized gain on investments -- Note A.......................  1,724,517
  Change in unrealized appreciation on investments.................  3,972,253
                                                                    ----------
    Net gain on investments........................................  5,696,770
                                                                    ----------
      Net increase in net assets resulting from operations......... $5,861,082
                                                                    ==========


                       See notes to financial statements.

                        HILLIARD LYONS GROWTH FUND, INC.
                      STATEMENTS OF CHANGES IN NET ASSETS

                                                        For the year ended
                                                           December 31,
                                                         1996         1995
                                                      -----------  -----------
 INCREASE IN NET ASSETS
 FROM OPERATIONS:
  Net investment income.............................. $   164,312  $   197,087
  Net realized gain on investments...................   1,724,517      919,975
  Net change in unrealized appreciation on
   investments.......................................   3,972,253    5,335,064
                                                      -----------  -----------
    Net increase in net assets from operations.......   5,861,082    6,452,126
 DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income..............................    (164,559)    (196,792)
  Realized gain from investment transactions.........  (1,724,524)    (811,088)
                                                      -----------  -----------
    Total distributions..............................  (1,889,083)  (1,007,880)
 FROM CAPITAL SHARE TRANSACTIONS:
  Proceeds from 81,426 and 49,498 shares issued in
   reinvestment of dividends, respectively...........   1,856,523      991,935
  Proceeds from 186,661 and 446,320 shares sold,
   respectively......................................   4,059,750    8,924,169
  Cost of 115,031 and 377,902 shares repurchased,
   respectively......................................  (2,519,966)  (7,576,898)
                                                      -----------  -----------
    Net increase in net assets from capital share
     transactions....................................   3,396,307    2,339,206
                                                      -----------  -----------
     Total increase in net assets....................   7,368,306    7,783,452
 NET ASSETS:
  Beginning of year..................................  28,259,221   20,475,769
                                                      -----------  -----------
  End of year (includes distributions in excess of
   net investment income of ($1,576) and ($1,325),
   respectively)..................................... $35,627,527  $28,259,221
                                                      ===========  ===========

                       See notes to financial statements.

                        HILLIARD LYONS GROWTH FUND, INC.
                         NOTES TO FINANCIAL STATEMENTS

NOTE A -- ACCOUNTING POLICIES

Hilliard Lyons Growth Fund, Inc. (the "Fund") is a non-diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund was incorporated under the laws of the state of Maryland and commenced operations on January 6, 1992. The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements.

SECURITY VALUATION: Securities traded on a national securities exchange or traded over-the-counter and quoted on the NASDAQ System are valued at last sales prices. Securities so traded for which there were no sales and other securities are valued at the mean of the most recent bid-asked quotations except that bonds not traded on a securities exchange nor quoted on the NASDAQ System will be valued at prices provided by a recognized pricing service unless the Adviser believes that such price does not represent a fair value. Each money market instrument having a maturity of 60 days or less from the valuation date is valued on an amortized cost basis. Other securities and assets will be valued at fair value, as determined in good faith by the Adviser under procedures established by, and under the supervision and responsibility of, the Fund's Board of Directors.

Normally, repurchase agreements are not subject to trading. U.S. Government obligations pledged as collateral for repurchase agreements are held by the Fund's custodian bank until maturity of the repurchase agreement. Provisions of the agreement provide that the market value of the collateral is sufficient in the event of default; however, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

FEDERAL INCOME TAXES: It is the policy of the Fund to qualify under the Internal Revenue Code as a regulated investment company and to distribute all of its taxable income to shareholders, thereby relieving the Fund of federal income tax liability. The Fund intends to utilize provisions of Federal income tax laws which allow a realized capital loss to be carried forward for eight years following the year of loss and offset such losses against any future realized gains. At December 31, 1996, the Fund did not have a tax-basis capital loss carryforward. In addition, from November 1, 1996 through December 31, 1996, the Fund did not incur any net realized capital losses. If the Fund had incurred net capital losses during this period, as permitted by tax regulations, the Fund would elect to defer these losses and treat them as arising in the fiscal year ended December 31, 1997.

DIVIDEND POLICY: It is the policy of the Fund to make distributions annually of its net investment income and its net realized capital gains, if any, at the end of the year in which earned or at the beginning of the next year. Dividends and capital gain distributions will normally be reinvested in additional shares at net asset value without a sales charge, unless otherwise elected at purchase.

DEFERRED ORGANIZATIONAL EXPENSES: Deferred organizational expenses included on the statement of assets and liabilities include organizational costs incurred during the start up of the Fund that J. J. B. Hilliard, W. L. Lyons, Inc., ("Hilliard Lyons") the Distributor, had paid for the Fund. It is the policy of the Fund that the Fund will reimburse these organizational expenses. These expenses are being amortized using the straight-line method over sixty (60) months.

The Distributor has agreed that in the event that any of the initial 34,990 shares that it purchased are redeemed during the period of amortization of the Fund's organizational and start-up expenses, the redemption proceeds will be reduced by any such unamortized organizational expenses in the same proportion as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of redemption.

USE OF ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. Estimates also affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

OTHER: The accounts of the Fund are kept on the accrual basis of accounting. Security transactions are recorded on the trade date. Realized gains or losses from sales of securities are determined on the specific identified cost basis. Dividend income is recognized on the ex-dividend date.

NOTE B -- INVESTMENT ADVISORY AGREEMENT

The investment adviser, Hilliard Lyons Investment Advisors (the "Adviser") is a division of J. J. B. Hilliard,W. L. Lyons, Inc. which owns 39,190 shares of the Fund. Under the Investment Advisory Agreement, the Adviser receives a fee, accrued daily and paid quarterly, at an annual rate of .80% of the Fund's average daily net assets. The Adviser voluntarily agreed to reduce the fee payable to it under the Advisory Agreement and, if necessary, reimburse the Fund on a quarterly basis, by the amount by which the Fund's total annualized operating expenses (exclusive of taxes, interest, brokerage commissions and extraordinary expenses but including the Adviser's compensation) for the period January 1, 1996 to October 14, 1996 exceeded 1.75% of average daily net assets and for the period October 15, 1996 to December 31, 1996 exceeded 1.30% of average daily net assets. For the year ended December 31, 1996, there was no reimbursement necessary from the Adviser and the waiver of the management fee amounted to $19,678.

The Fund has adopted a plan of distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "Plan"). Under the Plan, the Fund reimburses the Distributor quarterly at an annualized rate of up to .25% of the Fund's average daily net assets for distribution expenses actually incurred provided the expenses for which reimbursement is made are primarily intended to result in the sale of Fund shares and are approved by the Fund's Board of Directors. Expenses for which the Distributor may be reimbursed under the Plan include, but are not limited to, payments to investment brokers of the Distributor and to authorized dealers for distribution of shares of the Fund and for promotion of the maintenance of holdings by established stockholders and stockholder servicing.

J. J. B. Hilliard, W. L. Lyons, Inc., the Distributor, received sales charges of approximately $101,176. The Hilliard Lyons Profit Sharing Plan, as directed by each participant, owns 387,598 shares of the Fund as of December 31, 1996.

No compensation is paid by the Fund to officers and directors of the Fund who are affiliated with the Adviser or Hilliard Lyons. The Fund pays each unaffiliated director an annual retainer of $5,000 and a fee of $500 for each Board or Committee meeting attended and certain expenses the directors incur in attending meetings.

NOTE C -- PORTFOLIO TRANSACTIONS

For the year ended December 31, 1996, purchases and proceeds from sale of investment securities (excluding short-term securities) were $7,809,257 and $5,224,033, respectively.

The cost of investments for Federal income tax purposes and financial reporting is the same. At December 31, 1996, the gross unrealized appreciation and depreciation on investments was $11,704,844 and $64,822, respectively, resulting in net unrealized appreciation of $11,640,022.

NOTE D -- RESULTS OF SHAREHOLDER MEETING

On April 19, 1996 (the "Company") held a Special Meeting of Shareholders for the following purposes: to consider and vote on the approval of a proposal to convert the Fund from a diversified fund to a non-diversified fund; the election of five nominees to the Company's Board of Directors until their successors are elected and qualified.

With respect to the approval to convert the Fund from a diversified fund to a non-diversified fund:

      Votes For                      Votes Against                                       Abstain
      ---------                      -------------                                       -------
      859,021                           19,600                                           23,698

With respect to the election of Directors, the results were as follows:

                                                        Votes For Votes Withheld
                                                        --------- --------------
      Donald F. Kohler.................................  892,715       9,604
      Gilbert L. Pamplin...............................  892,715       9,604
      William A. Blodgett, Jr..........................  889,299      13,019
      John C. Owens....................................  892,574       9,744
      Dillman A. Rash..................................  890,308      12,011

                              FINANCIAL HIGHLIGHTS

  The following table includes selected data for a share of capital stock outstanding throughout each period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

                                                                         Period from
                                                                          January 6,
                                                                           1992* to
                              For the year ended December 31,            December 31,
                            1996        1995        1994        1993         1992
                          ---------   ---------   ---------   ---------  ------------
Net asset value:
 Beginning of period....   $20.20      $15.98      $15.69      $15.19      $14.29
                          ---------   ---------   ---------   ---------   ---------
Net investment income...     0.11        0.15        0.12        0.13        0.10
Net realized and change
 in unrealized gain on
 investments............     3.92        4.82        0.29        0.50        0.90
                          ---------   ---------   ---------   ---------   ---------
Total from investment
 operations.............     4.03        4.97        0.41        0.63        1.00
                          ---------   ---------   ---------   ---------   ---------
Less dividends from net
 investment income......  (  0.11)    (  0.15)    (  0.12)    (  0.13)    (  0.10)
Less dividends from net
 realized capital gains.  (  1.17)    (  0.60)    (  0.00)    (  0.00)    (  0.00)
                          ---------   ---------   ---------   ---------   ---------
Total distributions.....  (  1.28)    (  0.75)    (  0.12)    (  0.13)    (  0.10)
                          ---------   ---------   ---------   ---------   ---------
Net asset value:
 End of period..........   $22.95      $20.20      $15.98      $15.69      $15.19
                          =========   =========   =========   =========   =========
Total Investment
 Return(1)..............    19.98%      31.10%       2.60%       4.13%       7.09%**

SIGNIFICANT RATIOS AND
SUPPLEMENTAL DATA

Operating expenses to
 average net assets.....     1.58%(d)    1.75%(c)    1.75%(b)    1.75%       1.71%**(a)
Net investment income to
 average net assets.....      .52%(d)     .82%(c)     .68%(b)     .75%       1.07%**(a)
Portfolio turnover rate.    18.79%      27.50%      20.10%      59.64%      19.63%
Average commission rate
 paid per share.........   $  .0600    $ 0.0604    $ 0.0609    $ 0.0705    $ 0.0706
Net assets, end of
 period (000s omitted)..   $ 35,628    $ 28,259    $ 20,476    $ 23,758    $ 22,404

(a) Net of voluntary expense reimbursement and management fee waiver by the Adviser. If the Fund had borne all expenses that were assumed by the Adviser and paid the full management fee, the annualized ratios of expenses and net investment income to average net assets would have been 2.76% and 0.02%, respectively, for the period January 6, 1992 through December 31, 1992.

(b) Net of voluntary management fee waiver by the Adviser. If the Fund had paid the full management fee, the annualized ratios of expenses and net investment income to average net assets would have been 1.94% and 0.50%, respectively, for the year ended December 31, 1994.

(c) Net of voluntary management fee waiver by the Adviser. If the Fund had paid the full management fee, the annualized ratios of expenses and net investment income to average net assets would have been 1.85% and 0.71%, respectively, for the year ended December 31, 1995.

(d) Net of voluntary management fee waiver by the Adviser. If the Fund had paid the full management fee, the annualized ratios of expenses and net investment income to average net assets would have been 1.64% and .45%, respectively, for the year ended December 31, 1996.

(1) Excludes maximum sales charge of 4.75%.

*  Commencement of operations

** Annualized

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                                   DIRECTORS

William A. Blodgett, Jr.   Gilbert L. Pamplin
Donald F. Kohler           Dillman A. Rash
John C. Owens

                                    OFFICERS

Donald F. Kohler -- Chairman
Samuel C. Harvey -- President
Thomas A. Corea -- Vice President
Joseph C. Curry, Jr. -- Vice President, Treasurer and Secretary
Dianna P. Wengler -- Vice President

                                  DISTRIBUTOR

J.J.B. Hilliard, W.L. Lyons, Inc.
Hilliard Lyons Center
P.O. Box 32760
Louisville, Kentucky 40232-2760
(502) 588-9145
(800) 444-1854

                          TRANSFER AGENT AND CUSTODIAN

State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02266

                                    AUDITORS

Ernst & Young LLP
400 West Market Street
Louisville, Kentucky 40202

                                 LEGAL COUNSEL

Brown, Todd & Heyburn PLLC
3200 Providian Center
Louisville, Kentucky 40202

This report is intended for the information of shareholders of the Hilliard Lyons Growth Fund, Inc., but it may also be used as sales literature when pre-ceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund.


                                 ANNUAL REPORT
                               DECEMBER 31, 1996

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                                      LOGO


                                HILLIARD LYONS
                                  GROWTH FUND


                                 ANNUAL REPORT
                               DECEMBER 31, 1996


                       J.J.B. Hilliard, W.L. Lyons, Inc.
                             Hilliard Lyons Center
                          Louisville, Kentucky 40202
                                (502) 588-8400
                                (800) 444-1854


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